UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 15, 2010
(Date of earliest event reported)
Henry Bros. Electronics, Inc.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-16779	22-3690168

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17-01 Pollitt Drive
Fair Lawn, NJ	07410	(201) 794-6500

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
On December 15, 2010, pursuant to the terms of an Agreement and Plan of Merger (the “ Merger Agreement”) by and among Kratos Defense & Security Solutions, Inc., a Delaware corporation (“ Kratos”), Hammer Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of Kratos (“ Merger Sub”) and Henry Bros. Electronics, Inc., a Delaware corporation (the ” Company”), as amended, Kratos completed its acquisition of the Company via the merger of Merger Sub with and into the Company, with the Company continuing as the surviving company in the merger and becoming a wholly owned subsidiary of Kratos (the “ Merger”). The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by the Company’s board of directors and its stockholders. The Company’s stockholders approved the Merger Agreement at the annual meeting of the Company’s stockholders held on December 15, 2010.
At the effective time and as a result of the Merger, each share of common stock of the Company issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive $8.20 in cash, without interest and less any applicable withholding taxes. In addition, outstanding options to purchase the Company’s common stock will be assumed by Kratos and converted into options to purchase a number of shares of common stock of Kratos equal to the product (rounded down to the nearest whole share) of (a) the number of shares of the Company’s common stock that could be purchased under the assumed options multiplied (b) by 0.7715. The assumed options will otherwise have the same terms as in effect prior to the conversion, except that (i) they will be denominated in Kratos’s common stock and (ii) the per share exercise price of each assumed option shall be adjusted by dividing such exercise price by 0.7715.
The aggregate merger consideration to be paid by Kratos in connection with the Merger will be equal to approximately $54.9 million.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and the Amendment to the Merger Agreement, which are included as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by this reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
In connection with the completion of the Merger on December 15, 2010, the Company has notified The NASDAQ Capital Market Corporate Data Operations Department that the Merger has been completed, and has been advised that quotation of the Company’s common stock on The NASDAQ Capital Market was suspended following the closing of the NASDAQ market session of December 15, 2010. The Company intends to file a certification on Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.

Item 3.03	Material Modification to Rights of Security Holders
The information set forth in Item 2.01 is incorporated herein by this reference.

Item 5.01	Changes in Control of Registrant
As a result of the Merger, the Company became a wholly-owned subsidiary of Kratos. The description of the Merger is contained in Item 2.01 above and is incorporated herein by this reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 15, 2010, at the effective time of the Merger, each of Richard D. Rockwell, James E. Henry, Brian Reach, Robert De Lia, Sr., James W. Power, Joseph P. Ritorto and David Sands, who constituted the Board of Directors of the Company prior to the Merger (the “ Prior Directors”), resigned from their directorships of the Company and from all committees of which they were members. The resignation of the Prior Directors did not result from any disagreements with the Company regarding any matter related to the Company’s operations, policies or practices. Immediately following resignation of the Prior Directors and pursuant to the Merger Agreement, at the effective time of the Merger on December 15, 2010, the directors of Merger Sub immediately prior to the effective time of the Merger became the directors of the Company. As such, at the effective time, the size of the Board of Directors of the Company was reduced to three members and each of Eric M. DeMarco, Deanna H. Lund and Laura L. Siegal became members of the Company’s Board of Directors.
Eric DeMarco, 46, has served as Kratos’s Chief Executive Officer, President and Director since April 2004. Deanna Lund, 46, has served as Kratos’s Executive Vice President and Chief Financial Officer since April 2004. Laura Siegal, 47, has served as Kratos’s Vice President and Corporate Controller since April 2006, Treasurer since July 2008, and Secretary since January 2008. Prior to that time, she served as Kratos’s Vice President, Finance and Risk Management since September 2004.

Item 5.07	Submission of Matters to a Vote of Security Holders
The annual meeting of the stockholders of the Company was held on December 15, 2010 at 10:00 a.m. Eastern Time at the Company’s offices located at 17-01 Pollitt Drive Fair Lawn, NJ 07410 (the ” Annual Meeting”). The Annual Meeting had been adjourned to such date, place and time from December 9, 2010, when the meeting was first convened. As of November 2, 2010, the date of record for determining the Company’s stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 6,216,032 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. At the meeting, the holders of 5,807,235 shares of the Company’s issued and outstanding common stock were represented in person or by proxy, constituting a quorum. At the Annual Meeting: the stockholders of the Company (1) adopted the Merger Agreement; (2) elected Richard D. Rockwell, James E. Henry, Brian Reach, Robert De Lia, Sr., James W. Power, Joseph P. Ritorto and David Sands to serve as directors of the Company and until their respective successors have been duly elected and qualified and (3) ratified the selection of EisnerAmper LLP as the Company’s independent auditors for the year ending December 31, 2010.
Set forth below, with respect to each such proposal, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.
To adopt the Merger Agreement:

For	Against	Abstain	Broker Non-Votes
4,912,903	9,631	3,300	881,401
To elect seven directors:

	For	Withheld	Broker Non-Votes

James E. Henry	4,913,167	12,667	881,401

James W. Power	4,901,054	24,780	881,401

Richard D. Rockwell	4,737,957	187,877	881,401

Brian Reach	4,914,167	11,667	881,401

Joseph P. Ritorto	4,740,248	185,586	881,401

David Sands	4,757,537	168,297	881,401

Robert L. De Lia, Sr.	4,744,424	181,410	881,401
To ratify the selection of EisnerAmper LLP as the Company’s independent auditors for the year ending December 31, 2010.

For	Against	Abstain

5,793,325	5,435	8,475

Item 8.01	Other Events
On December 16, 2010, the Company issued a press release regarding the results of the vote held at the Annual Meeting and the closing of the Merger. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this report:

2.1
Agreement and Plan of Merger by and among Kratos Defense & Security Solutions, Inc., Hammer Acquisition Inc. and Henry Bros. Electronics, Inc., dated October 5, 2010 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 8, 2010).

2.2
Amendment to the Agreement and Plan of Merger by and among Kratos Defense & Security Solutions, Inc., Hammer Acquisition Inc. and Henry Bros. Electronics, Inc., dated November 13, 2010 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2010).

99.1	Press Release issued by Henry Bros. Electronics, Inc. dated December 16, 2010.
Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s),” “intend(s)” and similar expressions are intended to identify such forward-looking statements. These statements include, but are not limited to, the expected timing of the acquisition of the Company by Kratos; the ability of Kratos and the Company to close the acquisition; the performance of the parties under the terms of the Merger Agreement, and related transaction documents; and statements regarding future performance. All of such information and statements are subject to certain risks and uncertainties, the effects of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: (i) uncertainties associated with the acquisition of the Company by Kratos, (ii) changes in economic, business, competitive, technological and/or regulatory factors and (iii) those risks identified and discussed by the Company in its filings with the SEC. Investors are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. The Company undertakes no obligation to republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Investors are also urged to carefully review and consider the various disclosures in the Company’s SEC periodic and interim reports, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2010, June 30, 2010, September 30, 2010 and Current Reports on Form 8-K filed from time to time by the Company. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Henry Bros. Electronics, Inc.
Date: December 21, 2010	By:	/s/ James E. Henry
		Name:	James E. Henry
		Title:	Chief Executive Officer and Treasurer

EXHIBIT INDEX
2.1
Agreement and Plan of Merger by and among Kratos Defense & Security Solutions, Inc., Hammer Acquisition Inc. and Henry Bros. Electronics, Inc., dated October 5, 2010 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 8, 2010).

2.2
Amendment to the Agreement and Plan of Merger by and among Kratos Defense & Security Solutions, Inc., Hammer Acquisition Inc. and Henry Bros. Electronics, Inc., dated November 13, 2010 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2010).

99.1	Press Release issued by Henry Bros. Electronics, Inc. dated December 16, 2010.